CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       Of
                            COMBINED COMPANIES, INC.
                            (After Issuance of Stock)


     We the undersigned, Gregory Johnson, President and Robert Heidmann, Secretary of Combined Companies, Inc. do hereby certify:

     That the Board of Directors of Combined Companies, Inc. by unanimous board action, and on February 24, 1998, adopted the following resolution to amend the original articles of incorporation as follows:

     Article VI hereby amended to read as follows:

     The aggregate number of shares which this corporation shall have authority to issue is 100,000,000 shares of stock, all of one class, each with a par value of $0.001 per share, which shall be known as "common stock". All of the voting power of the capital stock of this corporation will reside in the common stock. No capital stock of this corporation will be subject to assessment and no holder of any share or shares will have preemptive rights to subscribe to any or all issues of shares of securities of this corporation.

     Article XII is hereby added as follows:

     At each election of directors, every shareholder entitled to vote at such election has the right to vote in person or by proxy the number of shares of stock held by such shareholder for as many persons as there are directors to be elected. No cumulative voting for directors will be permitted.

     The number of shares of said corporation outstanding and entitled to vote on the amendment to the Articles of Incorporation is 9,664: that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


                                                     /s/  Gregory Johnson
                                                     --------------------
                                                     Gregory Johnson, President

STATE OF ARIZONA           )
                           ) ss:
County of                  )

Articles of Amendment:1

     On this 27th day of February, 1998, personally appeared before me, a Notary Public, Gregory Johnson, President of Combined Companies, Inc., who acknowledged that they signed the above instrument.

                                           /s/ L. J. Hausser
                                           -----------------
                                           NOTARY PUBLIC in and for the
                                           State of Arizona, residing at:
                                           Comm. Expires: July 27, 2001



Articles of Amendment:2

                                               /s/ Robert Heidmann
                                               -------------------
                                               Robert Heidmann, Secretary


STATE OF MINNESOTA  )
                    ) ss:
County of Crowling


     On this 2nd day of February, 1998, personally appeared before me, a Notary Puvlic, Robert Heidmann, Secretary of Combined Companies, Inc., who acknowledged that they signed the above instrument.

                                               /s/ Suzanne M. Sundquist
                                               ------------------------
                                               NOTARY PUBLIC in and for the
                                               State of Nevada, residing at:
                                               Comm. Expires: Jan. 31, 2000

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       Of
                            COMBINED COMPANIES, INC.
                            (After Issuance of Stock)


     We the undersigned, William Robertson, President and Tammy Cloutier, Secretary of Combined Companies, Inc. do hereby certify:

     That the Board of Directors of Combined Companies, Inc. by unanimous board action, and on April 27, 1998, adopted the following resolution to amend the original articles of incorporation as follows:

     FIRST: hereby amended to read as follows:

     The name of the corporation is UNISAT, INC.

     The number of shares of said corporation outstanding and entitled to vote on the amendment to the Articles of Incorporation is 790,000 that the said amendment has been consented to and approved by a majority vote of the stockholders.


                                            /s/  William Robertson
                                            --------------------
                                            William Robertson, President

STATE OF CALIFORNIA     )
                        ) ss:
County of San Bernadino )


     On this 7th day of May, 1998, personally appeared before me, a Notary Public, William Robertson, President of Combined Companies, Inc., who acknowledged that they signed the above instrument.

                                            /s/ Grace Olcese
                                            -----------------
                                            NOTARY PUBLIC in and for the
                                            State of California,
                                            residing at: 1425 W.Foothill Blvd.
                                                         Upland CA 91786
                                            Comm. Expires: 11-3-2000



Articles of Amendment: 1

                                     /S/ Tammy Cloutier
                                     ------------------
                                     Tammy Cloutier, Secretary


Province of British            )
Columbia                       )ss:
Canada                         )


     On this 5 day of May, 1998, personally appeared before me, a Notary Public, Tammy Cloutier, Secretary of Combined Companies, Inc., who acknowledged that she signed the above instrument.

                                     /s/ Dianna-Lynn Lund
                                     ------------------------
                                     NOTARY PUBLIC in and for the
                                     Province of British Columbia, residing at:
                                     Comm. Expires: n/a



Articles of Amendment: 2

SECRETARY OF STATE OF THE
    STATE OF NEVADA
      AUG 02 1999

   /s/ Dean Heller
   ---------------
     Dean Heller
  SECRETARY OF STATE


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       of
                                  UNISAT, INC.
                           (After Issuance of Stock)

     We the undersigned, Robert Blagman, President and Tammy Cloutier, Secretary of Unisat, Inc. do hereby certify:

     That the Board of Directors of Unisat, Inc. by unanimous board action, and on May 6, 1999, adopted the following resolution to amend the original articles of incorporation as follows:

     Article I hereby amended to read as follows:

     The name of the corporation outstanding and entitled to vote on the amendment to the Articles of Incorporation is 3,819,873; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                                         /s/ Robert Blagman
                                         ------------------
                                         Robert Blagman, President

STATE OF CALIFORNIA    )
                       ) ss:
County of Los Angeles  )

     On this 12th day of July, 1999, personally appeared before me, a Notary Public, Robert Blagman, President of Unisat, Inc., who acknowledged that he signed the above instrument.

                                        /s/ Martha Arellano
                                        -------------------
                                        NOTARY PUBLIC in and for the
                                        State of California, residing at:
                                        Comm. Expires:



Articles of Amendment: 1

                               /s/ Tammy Cloutier
                               ------------------
                           Tammy Cloutier, Secretary


                         PROVINCE OF BRITISH COLUMBIA )
                                                      ) ss:
                           CITY OF NORTH VANCOUVER    )

     On this 8th day of July, 1999, personally appeared before me, a Notary Public, Tammy Cloutier, Secretary of Unisat, Inc., who acknowledged that she signed the above instrument.


                            /s/ William N. Perrault
                            -----------------------
                           A Notary Public in and for
                        the Province of British Columbia

                           102 - 1975 Lonsdale Avenue
                         North Vancouver, B.C. V7M 2K3
                        Ph. (604) 987-8101 Fax 987-1794







Articles of Amendment: 2

State of California           )
                              ) ss:
County of Los Angeles         )

On July 12th, before me, Martha Arellano personally appeared Robert Blagman, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal        Martha Arellano
                                         Commission # 1209672
/s/ Martha Arellano                      Notary Public - California
-------------------                      Los Angeles County
Martha Arellano                          My Comm. Expires Feb. 1, 2003


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                                    OPTIONAL
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   Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Cert. of Amendment of Articles of Incorporation

Occurrent Date: July 12, 1999 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer

Signer's Name: Robert Blagman

[x] Individual
[ ] Corporate Officer - Title(s):
[ ] Partner - [ ] Limited [ ] General
[ ] Attorney in Fact
[ ] Trustee
[ ] Guardian or Conservator
[ ] Other:

Signer Is Representing: